SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 19: - SUBSEQUENT EVENTS

a.	On January 15, 2026, amendments to our existing agreements under the 2025 Credit Facilities became effective. Pursuant to these amendments, we secured aggregate credit facilities of $350,000, which provide for the drawdown of long-term loans maturing on January 14, 2031 (collectively, the “2026 Credit Facilities”). The 2026 Credit Facilities replace the 2025 Credit Facilities (refer to Note 9) and are available for drawdown over a period of three years, through January 14, 2029.

Borrowings under the 2026 Credit Facilities will accrue interest at a percentage rate per annum as specified in the agreements. An annual commitment fee of 0.3% will apply to any unused portion of the facilities. The obligations of the Company under the 2026 Credit Facilities are subject to several covenants, as specified in the agreement.

The 2026 Credit Facilities are currently undrawn.

b.	On March 11, 2026 the Board of Directors approved a new share buyback program authorizing the repurchase of up to $200,000 of the Company’s Class A ordinary shares. The new program replaces the prior $150,000 authorization and will expire on March 31, 2029, or once the authorized amount has been utilized, unless modified by the Board.
c.	On March 12, 2026, a putative class action lawsuit titled Peters v. Oddity Tech Ltd., et al, Case No. 1:26-cv-02046, was brought by Oddity shareholder Travis Peters in the United States District Court for the Southern District of New York against the Company and certain of its current officers and directors. The complaint asserted violations of Section 10(b) and 20(a) of the Securities Exchange of 1934 and Rule 10b-5 promulgated thereunder alleging that defendants made false or misleading statements and omissions of purportedly material facts. The complaint sought unspecified damages and an award of costs and expenses. The Company intends to vigorously pursue its defenses.

- - - - - - - - - - -